EXHIBIT 99.1

Icahn Enterprises L.P. to Transfer Stock Exchange Listing to NASDAQ

Transfer To Take Effect December 12, 2011
Company's Ticker Symbol to Remain 'IEP'

NEW YORK, Nov. 28, 2011 (GLOBE NEWSWIRE) -- Icahn Enterprises L.P. (NYSE: IEP) today announced the voluntary transfer of its stock exchange listing from The New York Stock Exchange to The NASDAQ Global Select Market. The company currently expects that its depositary units will commence trading on NASDAQ on December 12, 2011 and will continue to be listed under the ticker symbol "IEP."

Carl C. Icahn, Chairman of Icahn Enterprises, stated: "After careful consideration, we believe NASDAQ will provide our unitholders with access to the most advanced trading platform and the most cost-effective services available in the market today. As with everything we do at Icahn Enterprises, this move demonstrates our continued commitment to enhancing value for our unitholders.”

Robert Greifeld, Chief Executive Officer of The NASDAQ OMX Group, stated: “Icahn Enterprises, headed by Carl Icahn, has demonstrated expertise in identifying and acquiring undervalued assets and businesses; increasing value through management, financial or other operational changes; and managing complex legal, regulatory and financial issues. We are proud to welcome them to NASDAQ and we look forward to supporting the company through our superior electronic trading platform, our public company support services and our global visibility platform.”

About Icahn Enterprises L.P.

Icahn Enterprises L.P. (NYSE: IEP), a master limited partnership, is a diversified holding company engaged in eight primary business segments: Investment, Automotive, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion.

Caution Concerning Forward-Looking Statements

Results for any interim period are not necessarily indicative of results for any full fiscal period. This release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of Icahn Enterprises L.P. and its subsidiaries. Among these risks and uncertainties are risks related to economic downturns, substantial competition and rising operating costs; risks related to our investment activities, including the nature of the investments made by the private funds in which we invest, losses in the private funds and loss of key employees; risks related to our automotive activities, including exposure to adverse conditions in the automotive industry, and risks related to operations in foreign countries; risk related to our gaming operations, including reductions in discretionary spending due to a downturn in the local, regional or national economy, intense competition in the gaming industry from present and emerging internet online markets and extensive regulation; risks related to our railcar activities, including reliance upon a small number of customers that represent a large percentage of revenues and backlog, the health of and prospects for the overall railcar industry and the cyclical nature of the railcar manufacturing business; risks related to our food packaging activities, including competition from better capitalized competitors, inability of its suppliers to timely deliver raw materials, and the failure to effectively respond to industry changes in casings technology; risks related to our scrap metals activities, including potential environmental exposure; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies; risks related to our home fashion operations, including changes in the availability and price of raw materials, and changes in transportation costs and delivery times; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. Past performance in our Investment segment is not necessarily indicative of future performance. We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

Investor Contact:
Dominick Ragone
Chief Financial Officer
(646) 861-7500